Discontinued Operations	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

Note 2. Discontinued Operations

Summarized Results of Discontinued Operations

During the first quarter of 2012, our management signed an agreement to divest its holdings in the Barnett Shale and the Arkoma Basin for $306 million, subject to closing adjustments. The sales price is in excess of our net book value for these properties. The buyer provided $31 million in cash as a deposit at the signing of the agreement. The Barnett Shale properties include approximately 27,000 net acres, interests in 320 wells and 91 miles of pipeline. The Arkoma properties include approximately 66,000 net acres, interests in 525 wells and 115 miles of pipeline. As part of the sales agreement, we entered into certain derivative contracts on behalf of the purchaser. As of March, 31, 2012, the mark-to-market value of these derivatives was a net liability of less than $1 million.

	Three months ended March 31,
	2012	2011
	(Millions)
Revenues	$20	$30

Loss from discontinued operations before impairments and income taxes	$(2)	$(2)
Impairments	—	(11)
Benefit for income taxes	—	5

Loss from discontinued operations	$(2)	$(8)

Impairments in 2011 reflect write-downs to estimates of fair value less costs to sell the assets of our Arkoma Basin operations that were classified as held for sale as of March 31, 2011. This nonrecurring fair value measurement, which falls within Level 3 of the fair value hierarchy, utilized a probability-weighted discounted cash flow analysis that was based on internal cash flow models.

The assets of our discontinued operations are approximately 3 percent of our total assets as of March 31, 2012 and December 31, 2011, and are reported in other current assets and other noncurrent assets, respectively, on our Consolidated Balance Sheet. Liabilities of our discontinued operations are less than one percent of total liabilities for the same periods and are reported in accrued and other current liabilities and other noncurrent liabilities, respectively.

Note 3. Discontinued Operations

Summarized Results of Discontinued Operations

	2011	2010	2009
	(Millions)
Revenues	$118	$115	$113

Loss from discontinued operations before impairments, gain on sale and income taxes	$(15)	$(41)	$(52)
Impairments	(209)	(503)	(15)
Benefit for income taxes	82	198	25

Loss from discontinued operations	$(142)	$(346)	$(42)

Impairments reflect write-downs to estimates of fair value less costs to sell the assets of our holdings in the Barnett Shale and the Arkoma Basin. Impairment charges on our Fort Worth (Barnett Shale) properties were $180 million, $503 million and $15 million in 2011, 2010 and 2009, respectively. Impairment charges in Arkoma were $29 million in 2011. These were based on nonrecurring fair value measurements, which fall within Level 3 of the fair value hierarchy, utilized a probability-weighted discounted cash flow analysis that was based on internal cash flow models.

The assets of our discontinued operations are approximately 3 percent and 4 percent of our total assets as of December 31, 2011 and 2010, and are reported in other current assets and other noncurrent assets, respectively, on our Consolidated Balance Sheet. Liabilities of our discontinued operations are less than one percent of total liabilities for the same periods and are reported in accrued and other current liabilities and other noncurrent liabilities, respectively.